SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 21, 2004

(exact name of registrant as specified in its charter)

Florida	0-25681	65-0423422
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11811 U.S. Highway One Suite 101 North Palm Beach, Florida	33408
(zip code)

Registrant’s telephone number, including area code: (561) 630-2400

Item 5. Other Events and Regulation FD Disclosure.

(a) On June 21, 2004, Bankrate, Inc. (the “Company”) announced via press release the appointment of Thomas R. Evans, a current director of the Company, as President and Chief Executive Officer, succeeding Elisabeth DeMarse who left the Company.

(b) Exhibits.

99.1	Text of press release of Bankrate, Inc. dated June 21, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANKRATE, INC.

Date: June 22, 2004	/s/ Robert J. DeFranco
Robert J. DeFranco
Senior Vice President
Chief Financial Officer

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EXHIBIT INDEX

Exhibit
99.1	Text of press release of Bankrate, Inc. dated June 21, 2004.